Listing Report:Supplement No. 189 dated Mar 11, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 186783
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,925.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.50%	Starting borrower rate/APR:	17.50% / 19.70%	Starting monthly payment:	$284.52

Auction yield range:	4.04% - 16.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	1y 2m
Credit score:	740-759 (Mar-2010)	Total credit lines:	11	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$10,443	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	djkaiser	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Easy Money
About me:Investing in loans on prosper since 2007 I have invested in over 120 loansI was laid off from my last job in the automotive industry (8 years) and a former operations manager hired me into my current company. I received a very lucrative severance package and decided to try to ?flip a house?. It took a little longer than I had planned to get it fix up but it sold 6 weeks after it was listed.I have since bought my 2nd and 3rd flip. I pay cash and do not carry any mortgages or financing on the homes.Purpose of loan:
Is to ensure I do not carry any revolving debt. I pay off my credit cards in full every month. With the rush to finish both houses quickly I have contracted out more for the labor. These additional expenses will force me to carry revolving debt for at least 90 days.

Financial situation:
I am married and my wife works full time.The two houses I?m and flipping will list for $109,900 getting listed 3/13 and $80,000 getting listed 3/27We have and contribute to a 401K, Roth IRA?s (two accounts hers and mine), and a 403bMonthly Gross income:
$11,500 does not included bonusMonthly expenses:
Mortgage $2,135Car Payment $415Other typical expenses (phone, gas, electricity, cable, etc.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 294145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1982	Debt/Income ratio:	39%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 3	Length of status:	2y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	30	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$1,189	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	2baTEACHER	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Teacher needs transportation
Thanks to a successful loan and repayment with Prosper, I was able to return to?college and become a certified Elementary School Teacher. I regularly serve as a Substitute Teacher throughout my community on the way to a salaried teacher contract. The need for reliable transportation has become vital. Please invest in a career-change that will have a positive life impact on countless boys and girls who need a male role model in their classrooms.

A number of other creditors have been willing to set up repayment schedules with gracious terms. This was done on the strength of my overall track record of repayment, rather than the size of my income. This loan with Prosper can secure my career future and result in even better capacity to repay. Since the profession of teaching is nearly recession-proof, we can both prosper if you help fund this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	4y 3m
Credit score:	740-759 (Mar-2010)	Total credit lines:	12	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,608	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Trobinheim	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Jul-2008)
Principal balance:	$2,048.75	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off wedding debt
Purpose of loan:
This loan will be used to pay off debt that we acquired from our wedding and a couple credit cards.

My financial situation:
We are good candidates for this loan because we both have never had late payments. We each have great job time, good income, and the ability to pay this loan back!

Monthly net income: $3,500.00

Monthly expenses: $
??Housing: $?1502.00
??Insurance: $?18.00
??Car expenses: $ 75.00
??Utilities: $ 100.00
??Phone, cable, internet: $?30.00]
??Credit cards and other loans: $?530.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.40%	Starting borrower rate/APR:	18.40% / 20.62%	Starting monthly payment:	$254.47

Auction yield range:	17.04% - 17.40%	Estimated loss impact:	25.96%
Lender servicing fee:	1.00%	Estimated return:	-8.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	1y 11m
Credit score:	600-619 (Mar-2010)	Total credit lines:	4	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$980	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bigbadbrad	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 82% )	600-619 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	4 ( 18% )	700-719 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
grow business
Purpose of loan:
This loan will be used to?
buy a second air duct machine, doubling my business and providing a back up machine preventing double booking.
My financial situation:
I am a good candidate for this loan because? a have a huge account keeping me very busy, and i just paid off a prosper loan. I'm very hungry and will never give up. i had three other accounts but was forced to turn away jobs due to being too busy. A? second machine will help me keep accounts.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 585.00
??Insurance: $ 120.00
??Car expenses: $400.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $ 75.00
??Other expenses: $ 100 random things
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	31%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	2y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$4,856	Stated income:	$50,000-$74,999
Amount delinquent:	$701	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lucrative-velocity6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Established Business Aquisition
Purpose of loan:
This loan will be used to?aquire an already established business in the bar/resteraunt industry.?

My financial situation:
I am a good candidate for this loan because? I receive a good salary from my current career, and I intend to maintain my employment until this loan is paid in full. My husband?is going to invest 100% of his time, and resources?into this new endevour. This lender could consider this loan a low risk, considering that my salary could cover the loan payments. The business we are in the process of purchasing is grossing over $683000 annually.

Monthly net income: $ 68000

Monthly expenses: $
??Housing: $ 1305
??Insurance: $ 198
??Car expenses: $ 397
??Utilities: $ 80
??Phone, cable, internet: $ 310
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 120
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$203.00

Auction yield range:	17.04% - 18.50%	Estimated loss impact:	19.03%
Lender servicing fee:	1.00%	Estimated return:	-0.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2006	Debt/Income ratio:	90%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	4y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	17	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$4,799	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	NewNurse1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	720-739 (Feb-2008) 700-719 (Aug-2007)
Principal balance:	$845.97	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
New Vehicle 2nd Prosper Loan A+++
My credit ranking should be higher...not sure why Prosper is putting me in the HR range...I have a 700+ credit rating and have no negatives on my credit report.? Plus this will be my second loan from Prosper with no late payments!

Purpose of loan:
This loan will be used to pay for our new 2004 Honda Pilot that we just bought. My husband and I had to put about
$4500 of the cost of the vehicle onto our credit cards since you can't finance a vehicle that has over 100K miles on it.
We actually put $7500 cash down for the vehicle. But, would rather have a loan payment through prosper than have it on our credit card. We will also use ~$850 of this loan to pay off our current prosper loan.? Which I have paid 100% on time for over 2 years now!

My financial situation:
I work at the hospital and get paid ok money.? But, my husband gets paid much better and we have very little bills.
We will be turning in our lease car in a month which was a monthly payment of $289 that we will no longer have to pay.
I pay all the bills on-time and this will be our second prosper loan and absolutely love Prosper and would rather pay you lenders than give that money to greedy banks.

Monthly net income: $ 3000 (Household) $800 (Myself)

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 145
??Car expenses: $30
??Utilities: $250
??Phone, cable, internet: $30
??Food, entertainment: $ 60
??Clothing, household expenses $20
??Credit cards and other loans: $100
??Other expenses: $ 30
Total: $1435
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$85.44

Auction yield range:	4.04% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	30%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	21 / 18	Length of status:	6y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	54	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$59,190	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	worldly-euro8	Borrower's state:	Nebraska	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card
Purpose of loan:
This loan will be used to pay off? one very high interest credit card!

My financial situation:
We recently bought our dream house in the country.? We had difficulty selling our old house because of the market and ended up renting it.? We rented it for one year and then had to pour a lot of money into it in order to sell it--new roof, siding, radon mitigation system, etc.? We?lost money on it, but at least no longer have 2 mortgages to deal with.? Now we have several credit cards that have unbelievable interest rates and want to pay this one off.? We are very good candidates for this loan because?we pay all of?our bills on time and have never been late on any payment--seriously--never!? Please help us get rid of our credit card debt!!? Thank you!

Monthly net income: $ 6242.00 (with spouse's income)

Monthly expenses: $
??Housing: $ 1805
??Insurance: $ 50
??Car expenses: $100?
??Utilities: $ 150
??Phone, cable, internet: $ 80
??Credit cards and other loans: $?500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$464.34

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1983	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	2y 4m
Credit score:	840-859 (Mar-2010)	Total credit lines:	54	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$319	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brainy-repayment5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Charter aircraft engine overhaul
This loan will be used to overhaul the aircraft's engine. The aircraft is currently used for rental to highly-proficient pilots (instrument rated with over 200 hrs) and is also undergoing FAA certification for Part 135 charter operations. Monthly rental operations are profitable (the plane is not a money pit).

As the plane's owner, I guarantee repayment of the loan. I have the cash on-hand to pay for the engine overhaul outright, but for tax reasons it pays more for me to finance about 50% of the costs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$601.12

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1977	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	20 / 14	Length of status:	9y 1m
Credit score:	820-839 (Mar-2010)	Total credit lines:	48	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$121	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	terrific-integrity2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going Back To School For MD
Purpose of loan:
This loan will be used to? pay for the difference in what my son received in student loans and scholarships.? He has returned back to school for a medical degree and I want so badly to help him to afford it.? I can afford to finance it, but not pay it all up front as it is required.? He really could use the help because the class is so demanding and he doesn't have time to work more hours.

My financial situation: and
I am a good candidate for this loan because? my debts are few and my salary affords me to make timely payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.52%	Starting borrower rate/APR:	27.52% / 29.86%	Starting monthly payment:	$123.31

Auction yield range:	11.04% - 26.52%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	2y 1m
Credit score:	680-699 (Mar-2010)	Total credit lines:	23	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$4,331	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	thatguyoverseas	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay back my father. I could pay it off over time, but I don't like being in debt to him since it strains our relationship.

My financial situation:
I am a good candidate for this loan because of my ability to pay it back. I have held steady employment for the last two years, and just re-signed my annual teaching contract. It will guarantee my employment for at least 1 more year. Here is a breakdown of my financial situation:

Monthly net income: $2350
Base pay: $1830 (after taxes)
Overtime: $520

Monthly expenses: $1421
Housing: $0 (Housing is provided by my job)
Insurance: $0 (Insurance is deducted before I receive my pay)
Car expenses: $200
Utilities: $140
Phone, cable, internet: $115
Food, entertainment: $500
Clothing, household expenses $100
Credit cards and other loans: $158
Other expenses: $ 208 (Student loans will begin in June)

Note: the delinquencies happened during the time between graduating and starting the job I currently have. Since then, I have made a continuous effort to rebuild my credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1988	Debt/Income ratio:	12%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 1	Length of status:	39y 8m
Credit score:	660-679 (Mar-2010)	Total credit lines:	14	Occupation:	Tradesman - Carpent...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	community-poem	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to payoff some debt . I used the money for some improvements for my house in order to rent some rooms for extra monthly income.
My financial situation:
I am a good candidate for this loan because? I have monthly income. I have my house paid off, my car paid off , savings account and I like to make all my payments on time. I never borrowed more than I can afford and I am extremely conservative and disciplined when it comes about money.
I have a big part of my house rented and I have extra rental income every month.

Monthly net income: $ 4100

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $ 50
??Utilities: $ 70
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 160
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$88.39

Auction yield range:	3.04% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	14y 8m
Credit score:	800-819 (Mar-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,324	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	uvumf	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	22 ( 100% )	800-819 (Latest)
Principal borrowed:	$11,500.00	< mo. late:	0 ( 0% )	760-779 (Apr-2008) 780-799 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Kitchen Remodel
Purpose of loan:
We've had plans to re-do our kitchen for a number of years but put them on hold in order to pay off the mortgage first. We did that in December and are now very excited to finish our kitchen. We love to cook and garden and are looking forward to having a better designed space to work and live in.

This loan is mainly to insure that our cash-flow is sufficient to keep us current with all our expenses during the project. We had intended to do the whole thing from savings and paychecks but our cabinet maker had an opening in his schedule so we moved the start date up by nearly 3 weeks.

My financial situation:
This is my 3rd Prosper.com loan. The first two were for business purposes. I run a small cafe and prosper was very helpful in funding some energy efficiency improvements. I'm also a prosper lender and really love the model of people lending to people - or, put another way, cutting the banks out of the loop.

The cost of this loan will be easy to cover. I draw a small salary from my business and my wife has a full-time job as the director of a non-profit.

Thanks for considering our loan request! Please feel free to ask any questions you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$542.66

Auction yield range:	17.04% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	72%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	14 / 11	Length of status:	9y 8m
Credit score:	720-739 (Mar-2010)	Total credit lines:	29	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$24,435	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orange-special-p2p	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT CONSOLIDATION
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I would like to combine all my bills so that I may continue to be able to make payments on time and be able to pay off loan faster.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	10 / 9	Length of status:	0y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	19	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$31,566	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ore-cigar	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for the new products
Purpose of loan:
This loan will be used to?
Trying to opening account with skincare products company which they require opeing minimum amount.
I would like to have account so that I can buy inventory and sell to internet but they require large amount for first orders.
My financial situation:
I am a good candidate for this loan because?
Once I am able to open an account to skincare products,I know that this is very very popular products and very easy to sell (based on the research)
only I need is one time large amount to buy inventory.
One company I have accout with,I buy $10.000/monthly to buy inventory and I make between 20-30% profit.because I don't have large asset,so I buy inventory evey other day or at least 2 times a week to devided.so those shipping fee is I pay own,if I buy one time large order,I could make more profit.
Monthly net income: $ between 1000-2000 right now

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	36%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	10y 1m
Credit score:	700-719 (Mar-2010)	Total credit lines:	6	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$6,482	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	funds-melody	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
pay off credit cards
Monthly net income: $ 1700.

Monthly expenses: $
??Housing: $468
??Insurance: $66
??Car expenses: $0
??Utilities: $200
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 9	Length of status:	6y 8m
Credit score:	600-619 (Mar-2010)	Total credit lines:	21	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$4,793	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	keith97075	Borrower's state:	Oregon	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	580-599 (Aug-2008) 540-559 (Feb-2007) 520-539 (Dec-2006)
Principal balance:	$1,537.85	1+ mo. late:	0 ( 0% )
Total payments billed:	48
Description
prosper loan 3.pay off credit cards
I am 38;?I am a certified ford service technician with over 16 year?s experience.? First I would like to thank all the lenders that believed in me on my first and second prosper loan. I am asking for a third loan that will be used to pay off my credit cards and 1 personal loan. Since the credit card companies decided to increase and double my interest rates for no reason, I would like to pay them off and close all credit cards except one for emergency reasons only.?

?WHAT I WILL DO WITH THE MONEY LOANED TO ME: to pay off credit cards.??

HERE ARE MY MONTHLY FINANCIAL DETAILS: Net income after payroll deductions from all sources: $ 3200.00----4,200.00 varies?
Mortgage/Rent: $ 1,500.00??
Electricity & Water & Gas: $ 150.00
Car Loan and Operating Expenses: $ 220.00
Insurance: $ 180.00
Clothing, misc.etc. $ 100.00
Prosper loan 1: 108.00
Chase card $ 80
Applied card $ 80

items to be paid off with prosper loan: Card Name ? Balance ? Monthly Payment?????????????
Capital One ? 500 - 20
Orchards ? 500 - 20
Juniper - 750 - 20
Tribute ? 800 - 50
Target - 100 - 15
Morgan?s ? 50 - 50
Brookwood loan ? 900 - 85
Wal-Mart ? 400 - 20???????????????????????
Total 4000 payment 280?????
Total Monthly Expenses: $ 2698.00

CLOSING REMARKS TO LENDERS: thank you for considering my listing. I plan to have this loan paid back in approx 24 months.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 13	Length of status:	10y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$29,338	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	glowing-bill	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new carpet and appliances
Purpose of loan:
This loan will be used to? to get new carpet in my home pay down some credit card debt
My financial situation:
I am a good candidate for this loan because? i pay bills on time

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 25
??Car expenses: $ 300
??Utilities: $ 100????
??Phone, cable, internet: $ 25
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$631.69

Auction yield range:	11.04% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	15y 3m
Credit score:	700-719 (Feb-2010)	Total credit lines:	22	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$17,425	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	army-daddy	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation and a divorce
Purpose of loan:
This loan will be used to? Consolidate the large amount of credit card debt my FEW (future ex-wife) ran up without my knowledge while deployed to Iraq and Germany.? She also took her time making a payment on a credit card and then took it over it's limit, again, without my knowledge, that led from my FICO score of 735ish to a now 712.? Last November it was all the way down to 650 and I have fought hard to bring it back up and feel I have done a good job doing so.? This loan will also go towards the high price of a retainer for a military divorce lawyer that will stand up for my rights as a father.? The FEW has been making it harder and harder for me to remain in contact with them.? I can not allow this to happen and will fight for full custody if I have to.? The reason I have such high household expenses is because until August 1st I will be maintaining the primary provider for two households.? As we are working on the divorce now, she has been warned come that date I will drop the child support to the state level for two children ($1500 vs $2100 I'm giving her now).? All this will mean an extra $600 going into my own bank account.

My financial situation:
I am a good candidate for this loan because? I have served 15 years in the US Army with deployments to both Afghanistan and Iraq.? As a Chief Warrant Officer and attack helicopter pilot in the Army, I have a guaranteed job and am currently voluntarily indefinite with my future time in the military.? I plan on retiring between 20-25 years.

Monthly net income: $ 9900 ?

Monthly expenses: $ $6935
??Housing: $ 2250 ??
??Insurance: $ 150
??Car expenses: $ 470
??Utilities: $ 70
??Phone, cable, internet: $ 135
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1410
??Other expenses: $ 2100 child support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$73.31

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2007	Debt/Income ratio:	14%
Basic (1-10):	2	Inquiries last 6m:	10	Employment status:	Part-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	1y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	3	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$349	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	exponential-exchange2	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
i hobby cook
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	0y 7m
Credit score:	740-759 (Mar-2010)	Total credit lines:	14	Occupation:	Teacher's Aide
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worth-adventurer5	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Expenses
Purpose of loan:
This loan will be used to pay for senior expenses. I just learned I have to go to summer school?and will need alittle extra money.?

My financial situation:
I am a good candidate for this loan because I plan on working full-time during the summer and will have paided most if not all I owe by the end of the summer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	14%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	8y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	19	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$37,167	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	refined-silver7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing Hole in Ceiling
Purpose of loan:
This loan will be used to repair the ceiling in my living room.? My?friend fell while in the attic and came crashing through the ceiling.? Luckily, he was not hurt except for a few bumps and bruises.? There are now two big holes in my ceiling, however.? Everytime someone shuts a door in the house, more insulation falls to the floor.? ?

My financial situation:
I am a good candidate for this loan because I am very conscientious and take responsiblity for all money owed.? I am diligent about getting bills paid on time.?

Monthly net income: $ 6500- $7500

Monthly expenses: $ 3750
??Housing: $ 1870
??Insurance: $ home insurance included in the mortgage payment
??Car expenses: $ 255
??Utilities: $ 300-$400
??Phone, cable, internet: $ 200
??Food, entertainment: $ 50
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600
??Other expenses: $ 325
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$180.89

Auction yield range:	17.04% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	28%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	0y 7m
Credit score:	720-739 (Mar-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,138	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ideal-community8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car purchase
Purpose of loan:
This loan will be used to?
purchase a car? for my? personal use
My financial situation:
I am a good candidate for this loan because?
?I have? regualr income and a? good credit rating? possessing 3 major? credit cards
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$500.94

Auction yield range:	4.04% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	29%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	12y 10m
Credit score:	760-779 (Mar-2010)	Total credit lines:	37	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$28,513	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	smoqiedog	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards. In the last year some of my cards have increased their interest rates way higher then they were when I first opened the accounts.

My financial situation:
I am a good candidate for this loan because? I have been with my current company for almost 15 years. I always pay my bills on time, usually early. I always pay more then the minimum requested. I am a veteran and have always been responsible when it comes to paying my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 5	Length of status:	17y 10m
Credit score:	660-679 (Mar-2010)	Total credit lines:	17	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$22,959	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	note-clarinet4	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
remodel home
Purpose of loan:
This loan will be used to? repair and remodel home

My financial situation:
I am a good candidate for this loan because?I have been at the same place of employment for 17 years?

Monthly net income: $1600.00

Monthly expenses: $
??Housing: $ 576.18
??Insurance: $ 336.00
??Car expenses: $ 483.00
??Utilities: $ 115.00
??Phone, cable, internet: $ 104.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 440.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$258.74

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	2y 2m
Credit score:	720-739 (Mar-2010)	Total credit lines:	8	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$7,949	Stated income:	$0
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	burgeoning-vigilance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying credit card for business
Pay off Credit Cards to use for Dropship Business:
This loan will be used to pay off my credit cards so that I will be able to use for a dropship internet business http://cwoca.com and http://cwoven.com. CWOVEN will finance CWOCA for admin costs, events, and new products.

My financial situation:
I am a good candidate for this loan because I have been working on this CWOCA project for some time and I'm ambitious to see it succeed. I have refreshed my ambitions with entrepreneur classes and books. Understanding more about time management, marketing and effective tactics through these classes and readings will give me the tools to finally see this social entrepreneurial site take off. My financial situation is relying on family to help me make payments on rent and necessities.
Kind Regards
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$941.88

Auction yield range:	17.04% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	33y 6m
Credit score:	620-639 (Mar-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$9,103	Stated income:	$50,000-$74,999
Amount delinquent:	$322	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	antique818	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	620-639 (Dec-2009) 460-479 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Retail Business Expansion
Purpose of loan:
This loan will be used for a major business expansion. I own a retail antiques and collectibles business. Also included in our business is an esate sale service where we sell deceased or retired people's personal property.Both sides of the business are doing extremely well right now. We are showing aprofit margin of 54 percent while the services business is extremely busy. We buy antiques and collectibles for resale to the general public and on line. In California, there is a growing resale situation of buying storage liens when people who don't pay for their storage units loose their personal property we buy them. This money will be used mainly for that purpose as well as buying another small truck to haul this merchandise around. Our business is growing where we did $86000 in sales last year and expect to go over $100000 this year at a profit margin of over 50 percent.

My financial situation:
I am a good candidate for this loan because?I already paid off a prosper loan?almost one year ago. I have steadily increased my credit scores by paying my bills on time and with this business expansion, we will have greater ability to pay off this loan possibly earlier then the scheduled three years.

Monthly net income: $60000

Monthly expenses: $
??Housing: $ 1485.00
??Insurance: $ 150.00?
??Car expenses: $ 384.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00?
??Food, entertainment: $ 200.00?

??Credit cards and other loans: $ 250.00?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,860.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$112.21

Auction yield range:	8.04% - 23.00%	Estimated loss impact:	7.04%
Lender servicing fee:	1.00%	Estimated return:	15.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	4y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	13	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$24,301	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	unique-euro	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay my taxes
Purpose of loan:
This loan will be used to pay my taxes.

My financial situation:
I am a good candidate for this loan because I have never been late on any bills of any kind.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,999.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.14%	Starting borrower rate/APR:	15.14% / 15.50%	Starting monthly payment:	$173.63

Auction yield range:	3.04% - 14.14%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1979	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 21	Length of status:	15y 10m
Credit score:	800-819 (Mar-2010)	Total credit lines:	52	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$49,987	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	beadgrl	Borrower's state:	Illinois	Borrower's group:	Bead Store Owners and Suppliers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	800-819 (Latest)
Principal borrowed:	$4,900.00	< mo. late:	0 ( 0% )	820-839 (Aug-2007)
Principal balance:	$902.71	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Growing my business
Purpose of loan: I have been in the "bead business" for over 13 years. I opened up my first bead store, Caravan Beads of Chicago with my husband?in 1994. This business has been very successful for us over the years. I even joke about the "house that beads built" as?the business allowed us to buy our first home. Four years ago we opened Briolette Beads and More in?a suburb of Chicago. I chose the "and more" to expand my selection into fine crafts, too.?This loan would help us to add more inventory in anticipation of the upcoming wedding jewelry season. I do not want to use credit cards, have a current prosper loan and have made timely payments the last 2 plus years, and?I like the idea of a small monthly payment. I really hope that you can help us out! If you would like more information on myself and my businesses, you can check out our websites: www.briolettebeadsandmore.com? and www.caravanchicago.com. Thank you!?
(explain what you will be using this loan for)

My financial situation: I take great pride in paying off my bills on time. The small monthly payments on this loan should not be a problem to pay back on time.
(explain why you are a good candidate for paying back this loan)

Monthly net income: $ 6250

Monthly expenses: $
??Housing: $ 2300
??Insurance: $ 500
??Car expenses: $ 250
??Utilities: $ 250
??Phone, cable, internet: $?80??Food, entertainment: $ 800
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	10	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	3 / 2	Length of status:	16y 9m
Credit score:	640-659 (Mar-2010)	Total credit lines:	9	Occupation:	Executive
Now delinquent:	3	Revolving credit balance:	$5,571	Stated income:	$100,000+
Amount delinquent:	$56,261	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	17
Screen name:	benefit-satellite	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emilio:Modern Gypsy Recording
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $14,000

Monthly expenses: $ 8,000
??Housing: $3500
??Insurance: $540
??Car expenses: $0
??Utilities: $380
??Phone, cable, internet: $220
??Food, entertainment: $100
??Clothing, household expenses $150
??Credit cards and other loans: $150
??Other expenses: $140
We are looking for funding help to complete a recording project. It is Emilio's 6th album release. Strum Studios, Emilio's private label has sold over 38 thousand CD's and this new one will secure Top Agent Representation which will increase Emilio's earning potential tremedously. We already have a portion of the funds needed and still require $25,000 to complete the funding. Thank you very much! please visit www.emiliotv.com or www.moderngypsyllc.com for more information
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$268.86

Auction yield range:	8.04% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	0y 6m
Credit score:	660-679 (Feb-2010)	Total credit lines:	23	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$158,764	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	willowstudios	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card consolidation
Purpose of loan:
I've worked in television and film for my whole career. I recently took a new job as an Account Manager at Rule Boston Camera which is the largest rental house in New England and has been in business for over 20 years. My salary is just under $40,000 and I make 10% commission on sales. I sell television, video and film equipment to television stations, video production companies, advertising agencies and filmmakers.? Rule Boston Camera recently expanded its sales division, so I was hired to get out there and bring in business.? I'm currently the project manager on the design and installation of television stations in the Boston area.? My job is secure and I'll be growing my income through 2010-11.

In addition to working at Rule, I also own 2 rental properties located on my primary residence. These 2 rentals create an additional $1800/mo. income.? In 2007-08 I used a home equity loan to fund the construction of these rental properties and I have an interest rate which is very low (currently %2.7!). The payment is $325/mo., yet my income from it is $1800/mo. with the rentals...so about $1500/mo. cash flow.

My goal is to consolidate credit card debt which I acquired when doing the construction. My hobby is studying finance, so in the past 2 years I've spent a lot of free time learning about assets and debt. I understand your role and mine in this loan.? Thank you for your consideration.

Chris

My financial situation:
I'm very responsible, have paid every bill I've ever had since I was 16 years old (I'm 37) and try to learn from my mistakes.

Monthly net income: $
Between my day job and rental income I bring home roughly $3500/mo. without any commissions.

Monthly expenses: $
??Housing: $ 1060 ($735/1st mortgage plus $325/equity loan)
??Insurance: $ 55 (car insurance)
??Car expenses: $ 0 (I own my car)
??Utilities: $ 75 (give or take)
??Phone, cable, internet: $ 55 (my job pays for my cell)
??Food, entertainment: $ 375 (I'm a vegan and frugal)
??Clothing, household expenses $ 50 (roughly)
??Credit cards and other loans: $ 275 (roughly)
??Other expenses: $ 100 (roughly)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	7	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	13 / 11	Length of status:	12y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	45	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$59,366	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-unforgettable-peso	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
algorithms
Purpose of loan:
This loan will be used to?consolidate some debt?????

My financial situation:
I am a good candidate for this loan because? i have consistent source of income and know this line of work since 30 years

Monthly net income: $ 136000.00????

Monthly expenses: $
??Housing: $ 0.0????
??Insurance: $ 472.00
??Car expenses: $ 384.00
??Utilities: $ 220.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $?350.00
??Clothing, household expenses $?400.00?
??Credit cards and other loans: $ 2000.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.04%	Starting borrower rate/APR:	9.04% / 11.13%	Starting monthly payment:	$795.46

Auction yield range:	8.04% - 8.04%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 2m
Credit score:	760-779 (Mar-2010)	Total credit lines:	22	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$6,082	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pspock	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Open an ice cream parlor
Purpose of loan:
This loan will be used for operating capital during the first few years of operation. We are opening a 32 flavor hand-dipped ice cream parlor.

My financial situation:
I am a good candidate for this loan because we already have acquired the freezer equipment.?We have also?selected a location that used to be a deli, and needs no lease hold improvements except for the drains in the floor for the dipping cabinets. It is in the center of a city of 22,000 where the only competition is a Dairy Queen and a gas station/beer convenient store serving hand dipped ice cream.

I am employed full time as a sales engineer for a high profile virtualization technology company making $109,000 per year. I will remain employed and my in-laws who are 51% owners will run the store full time.?My wife and I will own?49% and I will work in my spare time making sure the finances and operation of the store are (or are heading to) profitability. In our business plan we have made our monthly loan payment an expense that must be paid just like any vendor or service.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$122.21

Auction yield range:	6.04% - 7.00%	Estimated loss impact:	5.10%
Lender servicing fee:	1.00%	Estimated return:	1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	8%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Length of status:	2y 10m
Credit score:	760-779 (Mar-2010)	Total credit lines:	47	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$606	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Financial-Triumph	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	760-779 (Latest)
Principal borrowed:	$2,100.00	< mo. late:	0 ( 0% )	780-799 (Nov-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Pay off my family loan
Purpose of loan:
This loan will be used to pay off a personal loan from a family member. They have been more than patient with me having loaned us the money in 2004, I want to pay them back the remainder

My financial situation:
I am a good candidate for this loan because this is the last loan I have outside of two student loans and a mortgage. I am putting all additional money towards paying it off. I have a steady job as an accountant with about three years with my current company, but over 9 years in the industry. I have had one loan so far through Prosper that was paid off early due to a windfall. This loan will likely go at least a year before I will be able to pay it off. I did note a drop in my credit rating since my last loan. Other than take out and pay off the "Get rid of my Capital One card loan, nothing has changed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.53%	Starting borrower rate/APR:	21.53% / 23.79%	Starting monthly payment:	$474.35

Auction yield range:	8.04% - 20.53%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 16	Length of status:	11y 7m
Credit score:	820-839 (Mar-2010)	Total credit lines:	31	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hope-gravitas	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to pay of my current debt. I would like to be debt free so my money is free to invest in my future.

My financial situation:
I am a good candidate for this loan because I have excellent credit, as you can see. I have never missed a credit card payment, or any other bill, in my life.? I have a steady, reliable, and good paying job that I have been at for close to 12 years now.? Once I pay off this loan and pay back Prosper, I intend to look to Prosper again to get funded to purchase a rental home with my sister.? I have enough money in stocks? pay off my current debt, but I do not wish to sell them.? I am eager to pay back the loan ASAP.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	56%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	11 / 10	Length of status:	13y 11m
Credit score:	680-699 (Feb-2010)	Total credit lines:	32	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$58,873	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reflective-payout8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC Pay
Purpose of loan:
This loan will be used to pay off outstanding credit cards with a high interest rate

My financial situation:
I am a good candidate for this loan because I have the ability to pay off the loan before or within the stipulated time

Monthly net income: $ 6650.00

Monthly expenses: $
??Housing: $ 1575.00
??Insurance: $
??Car expenses: $
??Utilities: $ 50.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $ 1550.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.56%	Starting monthly payment:	$72.38

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	28%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	2y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	28	Occupation:	Professional
Now delinquent:	4	Revolving credit balance:	$3,578	Stated income:	$25,000-$49,999
Amount delinquent:	$885	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	17
Screen name:	thoughtful-contract3	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Usng funds for car repairs.
Thisi is my 5th loan requet posted.?5 times! So lets get this one done this time! I am requesting just $1600 this time. I will repay this loan back as soon as I get my tax refund back from the IRS. I would like to have this loan completed soon. This loan will end as soon as the loan amount is reached, Thanks for your help.

Purpose of loan:
This loan will be used for repairs to my car.. It will be repaid as soon as I get my tax refund check. It is direct deposited into my bank account.?

My financial situation:
I am a good candidate for this loan because I?am financially responsible and I am trying to get back on my feet after my?divorce.?

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 0
??Insurance: $? 300
??Car expenses: $? 500
??Utilities: $? 0
??Phone, cable, internet: $? 100
??Food, entertainment: $? 200
??Clothing, household expenses $? 300
??Credit cards and other loans: $? 400
The delinquency on my credit report is medical bills, of which was Lasik surgery. I just paid it off last week. The amount was $2100.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$143.60

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2007	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	2y 7m
Credit score:	700-719 (Mar-2010)	Total credit lines:	5	Occupation:	Student - College G...
Now delinquent:	0	Revolving credit balance:	$229	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	awe-inspiring-duty7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
go for a trip
Purpose of loan:
This loan will be used to take parents for a trip

My financial situation:
I am a good candidate for this loan because I'm a graduate student with graduate research assistantship 22000per year

Monthly net income: $ 2300

Monthly expenses: $ 1100
??Housing: $ 400
??Insurance: $ 60
??Car expenses: $ 70
??Utilities: $ 70
??Phone, cable, internet: $ 40
??Food, entertainment: $ 400
??Clothing, household expenses $ 60
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$526.90

Auction yield range:	11.04% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	7y 5m
Credit score:	740-759 (Mar-2010)	Total credit lines:	13	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$34,779	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	BQMatt	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-739 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Obtain a better rate on CC balances
Thank you for looking at my loan request listing.? The purpose of this loan is? to re-finance some of my credit card debt at a lower rate.? I make my payments and have never defaulted on a loan.? I am paying now for the poor spending choices I made when I was younger, but with the help of this website and your loan bids, I hope to pay a slightly smaller penalty (in the form of interest) than I am currently paying.

A am 35 years old, and have been married for six years.? My wife and I welcomed a son into the family two years ago.? My goal is to get?our high interest debt paid off more quickly.? The poor choices I made in regards to my spending in my late teens and early to mid twenties have had a negative effect on our lives.? Since we've been married, my wife and I have disciplined ourselves to a budget in spending, and we have been able to reduce our outstanding revolving debt.? With your help, I hope to reduce that debt a bit more quickly.? I've borrowed money using Prosper.com once before.? All of my payments were made on time, and the terms of the loan were successfully completed.? My credit report shows a fairly high balance of revolving credit, but I'd like to note that approximately $22,000 of that balance is a 2nd mortgage that I am set to pay off within 8 years, at a fixed 3.75% APR.?

Thank you for your time!

Sincerely,
Matt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$156.26

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1985	Debt/Income ratio:	86%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 16	Length of status:	16y 5m
Credit score:	720-739 (Mar-2010)	Total credit lines:	52	Occupation:	Flight Attendant
Now delinquent:	0	Revolving credit balance:	$25,923	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	runway3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card
Purpose of loan:
This loan will be used to pay off a high?interest credit card.?????????

My financial situation:
I am a good candidate for this loan because? I am a? very responsible person and always pay my bills on time. I have worked for the same company for over 16 years?and will also?be getting a pay increase within the next few months.
Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 350
??Utilities: $ 100.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $ 750.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1979	Debt/Income ratio:	12%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	17y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$414	Stated income:	$25,000-$49,999
Amount delinquent:	$521	Bankcard utilization:	23%
Public records last 12m / 10y:	2/ 3	Homeownership:	No
Delinquencies in last 7y:	23
Screen name:	tvluck	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	20 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-619 (Dec-2009) 640-659 (Jun-2008) 640-659 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Back in College After 16 years!
Purpose of loan:
This loan will be used to help me?erase two high interest credit cards.?I currently work full-time with two part-time jobs and school. Needless to say it is tough. I am about?8 credits away from my A.A. My next stop will be Northwestern College in MN to pursue a psychology degree. The picture is of my dog Hans who is more attractive than myself! :)

My financial situation:
I have paid off two Prosper Loans to this point and have never missed a payment.?Prsoper has been great for me getting my stuff?in order. ?Thank you for considering to help me out. My credit has jumped 80 points already in the last two months!!!
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1997	Debt/Income ratio:	29%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 16	Length of status:	0y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	48	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$9,659	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sunny-listing2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cars
Purpose of loan:
This loan will be used to pay off a credit card which had a year free interest, and is now due in a few weeks.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and most of the major bills are automatically drawn from my banking accounts.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 450.00
??Insurance: $ 200.00
??Car expenses: $ 550.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 155.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 4	Length of status:	3y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	31	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$10,766	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	gold-corps9	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
We just needed to get a new washer and dryer.

My financial situation:
My wife and I have plenty of money at the end of the month but we just want to build some credit with prosper and to get a new washer and dryer.?

Monthly net income: $
(my wife and I) 4100

Monthly expenses: $
??Housing: $?550?????
??Insurance: $ 110
??Car expenses: $ 350
??Utilities: $?-
??Phone, cable, internet: $ 120
??Food, entertainment: $ 700
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 400
??Other expenses: $ 100-500

Total net income 4100 minus our total expenses 3030 = 1070 left at the end of the month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	12%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	15y 11m
Credit score:	600-619 (Mar-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	30
Screen name:	Iam4u	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 6% )	580-599 (Jul-2008) 600-619 (Jun-2008)
Principal balance:	$631.18	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying taxes, helping sick mom
Purpose of loan:
This loan will be used to??pay my taxes this year, pay a small loan off $600, and pay my moms mortgage for a couple of months. She became ill?September 09,had surgery, nearly died?and luckily made it. She has used her savings to pay bills, sold one car, and?I need to help her until her disability starts in a few months. She is in Az ,I'm in?California and am having to help her which is a big task.?
My financial situation:
I am a good candidate for this loan because? its not a huge amount, i have the income to pay it off within 1-2 yrs max. I have always paid my bills on?time. I am coming out?of a financial time where I learned to live within my means,?and be more responsible financially. I have gotten a room mate to help with expenses for the next few months, so that?I can?build up a savings account.?These items are unexpected?ones, but?important. I would?REALLY be so APPRECIATIVE if you?could give?me the chance to pay these off, have a little less stress, continue working and hopefully?start a small internet business from home to work?as a 2nd job on the side.??Please... Please...

Monthly net income: $3600

Monthly expenses: $1700
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $
??Utilities: $150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	7 / 3	Length of status:	8y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	12	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$3,001	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	new-contract-jamboree	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help in starting a business

Purpose of loan:
Intrested in starting a business, and I need this loan to help me in the process.
Business type: Used auto sales

financial situation:
In the last few years, I've gotten into car buying and selling and started receiving a lot of phone calls and emails from people wanting to purchase used vehicles from me. I' am very attracted to the "money" aspect of this type of business. And I figured I could make roughly $500 to $1,500 per car sale. This is worth it even if I just sold 2 or 3 a month. I need this loan to give me a very much needed boost to start investing in this type of business. My plan, is to purchase 3-4 used vehicles at first and then as my capital grows I will increase my investment and thus have higher earnings.

I have done this type of business a few years ago, and have had a consistant profit. Unfortuantlly I went through a period of time in which I was not able to continue this type of work do to other obligations. Now I'am looking to re-enter this great market of used car trade and start making profit again. This is where the loan will be of great help.

Monthly net income: $ 2500-3000 a month, I expect this income to increase soon after I begin investing in my business of car sales. Predicted after establishing business will be double the current income.

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $?100
??Phone, cable, internet: $?40
??Food, entertainment: $ 150
??Clothing, household expenses $ 20
??Credit cards and other loans: $?600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1995	Debt/Income ratio:	16%
Basic (1-10):	2	Inquiries last 6m:	10	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 4	Length of status:	5y 7m
Credit score:	680-699 (Mar-2010)	Total credit lines:	7	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$10,146	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	newest-engrossing-peso	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FOR BUSINESS EXPANSION
This loan will be used to expand my business. I have a production company that hosts music, fashion and film events all around the country. The events vary in form from some educating inner city kids throughout different communities and serving as a platform to expose talent in different forms to events that are on a professional platform such as concerts, conferences, etc. The business has been successful by just word-of-mouth referrals, however with the funding needed we would like to implement an aggressive marketing plan to grow even more! We would use the money to complete our website, advertise through various avenues such as radio, magazine ads, numerous internet advertising, and other outlets.

My financial situation:
I am a good candidate for this loan because I'm a very responsible person who pays all of my bills on time. I have a very stable income both with my 9 to 5 job and with my business. I am very capable of paying back the loan.

Monthly net income: $ 4,122.22

Monthly expenses: $ 1,645
??Housing: $ 600
??Insurance: $ 50
??Car expenses: $ 150
??Utilities: $ 150
??Phone, cable, internet: $ 85
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 360
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$226.05

Auction yield range:	17.04% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	15 / 14	Length of status:	1y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	35	Occupation:	Executive
Now delinquent:	1	Revolving credit balance:	$22,892	Stated income:	$50,000-$74,999
Amount delinquent:	$172	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transparency-image	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards.

My financial situation:
I am a good candidate for this loan because I pay my bills and I have a good income.?I know my record is not perfect, but my payment history for the last several years is great.? My wife and I have decided we will do whatever it takes to get out of debit as soon as possible.? As such, we moved out of our home into an apartment that we were able to get under market value via a friend.? We have done some upgrades and repairs to our home and in the next few days it will be ready to rent out.? With the shortage of homes in this market we will get over $2,000 a month for our home.? This is well above our mortgage and will allow us to pay down our other debits.? The Prosper loan will allow us to pay off our high interest credit cards now and then we can focus on paying that loan back and our other debits.? We used to use credit cards all the time, but we stopped some time again.? Now we just want to get rid of the debit quicker.

My Monthly income: $4875+ (does not include my wife)

Monthly?Bills:? $3150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.86%	Starting borrower rate/APR:	32.86% / 35.28%	Starting monthly payment:	$149.71

Auction yield range:	14.04% - 31.86%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	12%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	6y 2m
Credit score:	600-619 (Mar-2010)	Total credit lines:	15	Occupation:	Professional
Now delinquent:	3	Revolving credit balance:	$2,476	Stated income:	$75,000-$99,999
Amount delinquent:	$230	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	doctahjones	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	520-539 (Dec-2007) 500-519 (Jan-2007) 500-519 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
taxes screw up
Purpose of loan:
I messed up my taxes for last year so now I owe $3400. I can either max out my credit cards?to pay it, or I can take out a loan. I know you can do a payment plan with the IRS, but I'm actually already on one of those for another tax year and they won't let me add it. I'd also rather do a regular loan so it will be another positive account on my credit report.

My financial situation:
I've been with the same company as a computer engineer for the last 6 years, and I don't plan on going anywhere.?I pay via scheduled ACH so I won't ever "forget" to make a payment, and I schedule it for 2 days after my direct deposit hits,?so there shouldn't be any reason for an nsf. I also just paid off a 3 year loan?through Prosper in January and?I had?no missed or late payments.

Monthly net income: $ 5400

Monthly expenses: $
$ 950? rent
$ 500 ?credit cards
$ 500 ?tax
$1600?food/entertainment/gas/misc
$ 325 ?utils
$ 575 ?car
$ 170 ?ins

$4620 Total

Misc Info:
The cash I have remaining each month usually goes towards a side photography business I'm trying to start, but since January I've been putting it all towards my credit cards. I was hoping that by lowering the balances it would boost my credit score before I applied, but when I checked my credit it still shows balances from Nov/Dec. My current used revolving credit (sum of all my credit cards) is currently $1948, and after 3/15 will drop to approximately $1338. This also represents a 59% utilization (balances added together divided by limits added together), and 40% after 3/15. Not sure what that $230 deliquent is, I'll check on that.

If you have any questions, feel free to email me. I'd be happy to send you any additional?documentation you needed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$160.70

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	20 / 18	Length of status:	4y 7m
Credit score:	740-759 (Mar-2010)	Total credit lines:	46	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,496	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	return-mogul1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Have to refinance car loan
Purpose of loan: I have a car loan that I need to refinance.

My financial situation:
I am a good candidate for this loan because I am diligent about paying my bills. I have a small home child care. Because my business is small, any income changes can cause problems quickly. I lost a client and have not been able to replace them yet. With a better interest rate I can payoff the car quickly and with a smaller impact on my budget. I have to keep this car because it will hold all of the car seats I need to transport the children if I have to.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$320.24

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	36%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 6	Length of status:	9y 11m
Credit score:	800-819 (Mar-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gain-burger	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payoff
Purpose of loan:
Pay off a Credit card debt which was used to purchase inventory for our Oriental Rug business.
My financial situation:
I am a good candidate for this loan because I have worked at the same location for 10+ years, make a good wage, own my own home (with $130,000 mortgage) latest appraisel of our home and 10 acres of land was $600,000?also?we own 2 cars free and clear.? My husband is a retired military officer and his pension brings in extra cash as well as our small business ventures. Our monthly income varies according to how many rugs we sell, but our income/outgoings are broadly?defined as I show below:
Income:
Salary:????????$2,400 (net)
Pension??????$2,000 (net)
Business????$1,500 (net)

Total:?$5,900

Outgoings:
Mortgage:????????$1,040 (includes Taxes & HomeInsurances)
Insurances:??????$115 (Cars)
Household:??????$1000 (food, clothes etc)
Utilities:????????????$300 (Telephone, internet, TV)
Credit cards:???$1000

Total:????????????????$3455

As you can see our excess of income over expenditure is approximately $2445 each month. We want to put this last large credit card bill for previous business expenses onto a loan basis and know that this is something the prosper community will understand. We have an excellent 800+ FICO because we are always meticulous about paying our bills and debts to the letter and on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$132.36

Auction yield range:	17.04% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	22%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 2	Length of status:	3y 7m
Credit score:	660-679 (Feb-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,751	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	25
Screen name:	debtfree11	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Loan to be used to payoff a personal loan.? I would much rather pay you interest than pay this company interest.? I actually need $5000 to pay off this loan, but have decided to take the other out of our savings, it will still leave us an emergency fund, and get interest going to honest people, instead of this place.?

My wife & I have gained tremendous ground from where we were.? We have paid off some cc's, and are current on everything....doing things the honest way.? Our son was diagnosed with autism when he was 3, so medical bills fell on top of our cc debt.? My wife & I both have 2 jobs, & are determined to get out of this hole!?

Take Home Pay:? $2000/mo.? $300/mo (second job)
Wife:? $1500/mo.? $200/mo. (second job)

Mortgage:? $405 (including taxes & ins.)
Utilities:? $630
Cable:? $45
Groceries: $600
Debt Pmts:? $840 (including loan to p/o pmt of $160)
Health Ins.: $160
Tithes:? $400

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$631.69

Auction yield range:	11.04% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1992	Debt/Income ratio:	22%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	20y 0m
Credit score:	740-759 (Mar-2010)	Total credit lines:	21	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$40,136	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	invincible-principal	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to consolidate debt.? I have developed a new financial plan and need to get rid of my credit card after I pay it off with this loan.?

My financial situation:
I am a good candidate for this loan because I have lived in the same city and had the same job for many years.? I have a steady income and and great credit score.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	46%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 18	Length of status:	10y 2m
Credit score:	680-699 (Feb-2010)	Total credit lines:	35	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$17,447	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	trail9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Card
Purpose of loan:
This loan will be used to pay off a high interest credit card?

My financial situation:
I am a good candidate for this loan because I have a steady job with the same employer for over 10 years?

Monthly net income: $ 4500.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	17.04% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2001	Debt/Income ratio:	29%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 16	Length of status:	2y 0m
Credit score:	640-659 (Mar-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,340	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bossy1	Borrower's state:	Illinois	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 96% )	640-659 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	1 ( 4% )	720-739 (Sep-2009) 700-719 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off the Credit Cards
Hello and thank you for viewing my listing.

I'm a 27 year old mother of 2 wonderful boys. I have a bachelor degree in business management. When I was in college I did what every other college did, got credit cards. At one time all of my cards were maxed out. After having my?sons I realized I needed to get myself together.
I just purchased my first home and I need to get rid of a few more credit cards and complete some home improvements.

I would use the Prosper Loan to pay off the following
Credit Cards.
$3000- Chase
$1500-Target
$1300-Carsons
$1000-Walmart
$700-Capital One
----
$7500 - Total amount of Debt to pay off

I work at?the Dept of VA as a Human Resoucre Assistant. I've been there for?over?2 years.??
My current monthly net income is $3260.

Here's my monthly budget with the prosper loan in place:?

$95 - Telephone?
$400 - Car Payment
$63- Insurance
$100- Gas
$200- Groceries
$900-Mortgage
$400-Daycare
--------------
$2158 - total monthly expenditures

As you can see, I have?almost $1002 left over to be used, not only for my Prosper Payment, but for savings and emergencies so that I never get into this situation again. I can begin to live a normal life free from the stress caused by Credit Card debt. I have learned my lesson.

I promise that my payments to Prosper will be my top priority each month. In fact, I am going to have Prosper automatically withdraw my payments each month so that everyone, including myself, knows that my payment will be made on time, every time. I'm not about to make a mistake with this opportunity to start rebuilding my credit.

Thank you again for viewing my listing, and God bless.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,414.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$123.49

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 3	Length of status:	10y 9m
Credit score:	660-679 (Mar-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,033	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ecstatic-dough	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card high int%
Purpose of loan:
This loan will be used to? pay off a credit card with a high interest rate. I'll save $, you'll get business from me.

My financial situation:
I am a good candidate for this loan because? I have never made a late payment, EVER!

Monthly net income: $ 2,316.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2003	Debt/Income ratio:	39%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	0y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,239	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	105%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	priceless-credit5	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
online business startup cost
Purpose of loan:
It will be used to pay for my business coaching so i can get out of debt quickly, i hope and build a new life for myself after my divorce.

My financial situation because...
The money will be put to good use and i need a chance to succeed and get ahead in life, instead of living paycheck to paycheck and letting someone else determine how much i make and when? i will or wont work. My time is worth something too, id rather work on my own schedule and stop giving control of that to others.

Monthly net income: $
1,900
Monthly expenses: $
??Housing: $ 350
??Insurance: $?130
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400
??Clothing, household expenses $150
??Credit cards and other loans: $ 400
??Other expenses: $ 180
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$498.50

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	26%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 13	Length of status:	4y 2m
Credit score:	680-699 (Mar-2010)	Total credit lines:	41	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$40,192	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	smart-responsibility3	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate some credit cards that have recently received very high interest rate adjustments?

My financial situation:
I am a good candidate for this loan because I have a solid executive level position earning a good income.????????

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$405.31

Auction yield range:	11.04% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1993	Debt/Income ratio:	55%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	14 / 13	Length of status:	2y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	21	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$59,037	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	green-receptive-social	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I Always Pay my Debts
Purpose of loan:
This loan will be used to wipe out some of my high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have had outstanding credit my? whole life... it is just that in the last couple of years, I over extended myself so that I could buy some Real Estate. I now own 4 apartment buidings and they are all cash flowing. This situation with the credit cards is the only problem that I have.

Monthly net income: $ 6,000

Monthly expenses: $ 4855
??Housing: $1835
??Insurance: $ 650
??Car expenses: $ 450
??Utilities: $ 230
??Phone, cable, internet: $ 140
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $1350
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$161.31

Auction yield range:	4.04% - 8.99%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	16%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	2y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	35	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$49,945	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	subtle-capital	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Credit Card
Purpose of loan:
This loan will be used to? Pay off high interest rate credit card balance????

My financial situation:
I am a good candidate for this loan because? I am a CPA who used credit cards to fund the formation of my own accounting practice and an un-timely surgery soon after.? I am easily able to make the monthly payments, but with the high rates, the balances decline very slowly.? I have never defaulted on any debt, and am never late.? Paying off a card over three years with a low, fixed rate is a great way to reduce my overall cost while allowing investors to make more than the 1% (or less) than they currently earn on bank deposits.?

Monthly net income: $ Base is $13,333.?plus year-end?bonuses

Monthly expenses: $
??Housing: $ 3000
??Insurance: $ 600????
??Car expenses: $ 217
??Utilities: $ 600
??Phone, cable, internet: $ 180
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 3000
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$170.96

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	11%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	5y 11m
Credit score:	740-759 (Mar-2010)	Total credit lines:	20	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$299	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	ingenious-affluence2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new siding on house
Purpose of loan:
This loan will be used to help on some needed update on my home

My financial situation:
I am a good candidate for this loan because i`m a home owner for over 8 years and never been late on a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	0y 7m
Credit score:	680-699 (Mar-2010)	Total credit lines:	5	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$4,209	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enthralling-funds	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need my life back please
Purpose of loan:
I'm just in?way over my head in debt and?I need to be able get back on track.?I have sold my car to try to help it didn't and?I'm doing whatever else?I can try to do. I am in debt from?college, credit cards, and loans, and from a mistake?I made?from a scammer which completely screwed me over.?I need this amount to be debt free and will only have to pay back this loan. I am currently in line to leave for?bootcamp for the marine corps around september?and?do not want to leave to come back to?so much debt.?I am also on the point of just calling quits and file bankruptcy because that scammer took just about everything and now?I am behind on paying my bills and cannot catch up. So this is basically my last chance and need help.?I?currently live rent free so I have no expenses and?I do not go out partying, blow money or whatever to put myself in this predicament. I am blessed to be able to make?it this far and this loan would?just be a bigger blessing.

Monthly net income: $ 1600
Monthly expenses: $
??Housing: $ 0
??Insurance: $?
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $?62
??Food, entertainment: $ 20
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 700
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$262.37

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	24%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	4y 2m
Credit score:	600-619 (Feb-2010)	Total credit lines:	7	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$2,367	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	positive_change	Borrower's state:	Oregon	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	600-619 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	1 ( 4% )	600-619 (Jan-2010) 520-539 (Jan-2008)
Principal balance:	$1,345.09	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
RELIST: 2nd Loan: NO delinquencies
Purpose of loan:
The purpose behind this loan is to take consolidate my 1st prosper loan and my 2 credit cards into one monthly payment as well as provide me with a new computer for school.

My financial situation:
I am a wise investment because, despite what my credit score says, i am very good at paying my bills. As you can see by my previous prosper loan. The reason my most recent payment was considered late was because I was short 5 dollars in my bank account and was getting paid that night, so my bank sent the payment back and I was charged...but i had never missed a payment before that it was just one of those once in a blue moon events.

I currently go to school for apparel design, so part of this loan will be used to purchase a new laptop that is capable of running the design programs necessary to complete my assignments. [my school is paid for by student loans]
On top of school i also work full time as a manager for a shoe store, as well as being the person in the house that is responsible for making sure all the bills for the house get paid, i do not have to pay all the bills but i make sure everyone gives me the money to pay them, im kinda like the landlord of the house and it can get very stressful.
as you can see from my previous prosper loan I'm very good when it comes to making payments, like i said the reason for my high risk rating is because of my credit card balances, i have no delinquencies and am very dependable when it comes repaying my debt especially when it is to real people.
By getting this prosper loan i will be able to pay off both my credit cards, my previous prosper loan and buy a computer for school, thus consolidating most of my bills into one monthly payment which will make it easier to keep on top of everything here at the house.
Thank you for taking the time to look at my loan, feel free to ask me any questions. I appreciate any help you can provide.

This is how the money will be used

prosper loan- 1500
credit card 1- 1650
credit card 2- 600
computer- 1600

Monthly net income: $ 2000
Monthly expenses: $ 1014.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2002	Debt/Income ratio:	34%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 3	Length of status:	0y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	14	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$3,949	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	guysiren87	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,700.00	< mo. late:	0 ( 0% )	600-619 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off card before backinterest
I purchased a laptop for school on a Newegg credit account, there was no intrest for a year. Sadly, i have only been paying the minimum. I need to pay off the rest by May 1st 2010 of the account or will get charged over $400 in differed interest.

$1448.35 Newegg Credit Account

$50 prosper fee's

I am a part time student and a part time retail worker. I am living with family and have little expenses.

I have never missed or been late for a payment, i have always payed off my debt, I just want to speed up the process.

Monthly Expenses:

Housing: $0

Utilities: $0

Car Insurance: $0

Car Payment: $0

Gas: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,770.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.24%	Starting borrower rate/APR:	30.24% / 32.62%	Starting monthly payment:	$117.96

Auction yield range:	11.04% - 29.24%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	46%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 9	Length of status:	2y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$39,315	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	handy-dedication	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding for Two People in Love
Purpose of loan:
I am looking for a personal loan for a wedding/honeymoon. My fiance and I will be getting married and May 2010 and the funds will help me pay expenses towards our wedding and honeymoon in the Bahamas. We are so excited about this wedding and this loan would help us pay for all travel/wedding expenses.

My financial situation:
I have a very stable, good-paying Information Technology job in Network Services and Security (I have been in the technology field for 10+ years) with a salary in the upper end of the displayed pay rang.?While I?do have credit card debt, I will be able to pay off this loan in a responsible, timely manner. I am in the process of selling my home - which will reduce my net expenses by approximately 500.00.

Monthly Expenses (approx.)
Housing/Utilities: 1150.00 (currently in the process of selling the home; Expense will be reduced to 650.00)
Auto/Gas/Transportation: 560.00
Credit Card Payments: 900.00
Communications (Mobile phone): 70.00
Childcare: 1000.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.62%	Starting borrower rate/APR:	7.62% / 7.96%	Starting monthly payment:	$218.13

Auction yield range:	3.04% - 6.62%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	2y 3m
Credit score:	800-819 (Mar-2010)	Total credit lines:	38	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$5,185	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	AcesOverEights	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to pay off my 2 credit cards.? I would like to consolidate my 2 cards at a lower interest rate than I am currently paying.? I have twin daughters who we've had to buy some thngs for (beds, stroller, car seats, etc), so I would really like to consolidate these cards.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and?am never late on payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$292.01

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2006	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	4y 5m
Credit score:	700-719 (Mar-2010)	Total credit lines:	10	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$11,737	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gusto1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off my CC forever
Purpose of loan:
This loan will be used to? pay off my credit cards.

My financial situation:
I am a good candidate for this loan because? i have a good and steady income job and good credit score. I am actually opting this loan to pay off all my individual credit cards, and this would only be the loan i should care about.

Monthly net income: $ 5,800.00 (approx)?

Monthly expenses: $ 2000.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$141.01

Auction yield range:	6.04% - 7.00%	Estimated loss impact:	5.10%
Lender servicing fee:	1.00%	Estimated return:	1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	11%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	8y 8m
Credit score:	740-759 (Mar-2010)	Total credit lines:	27	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$3,605	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cuteness7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	740-759 (Mar-2008)
Principal balance:	$1,167.43	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Divorced and Starting Over
Purpose of loan:
This loan will be used to pay off existing medical bills and small bills.?I have several?small medical bills floating around from month to month that I wish to pay off immediately. ?

My financial situation:
I am a good candidate for this loan because I have an?awesome credit history. I am a very responsible person whenever it comes to paying my bills. My monthly budget allows for?me to be able to make monthly payments to Prosper instead of paying outrageous interest rates to other companies. This is my monthly?budget:

$3200.00 starting:
$240.00 car payment
$250.00 student loans
$100- car?insurance
$200- utilities
$400- tithes and offerings
$200.00- grocery
$200- gas?
$300- credit card bills
$94- PROSPER Bill
$300.00 medical
200.00 furniture
___________________
$2484.00 total

$716.00 ending amount
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,022.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$272.41

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	39y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$12,375	Stated income:	$1-$24,999
Amount delinquent:	$327	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	truth-oath	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
looking for summer stock
Purpose of loan:
This loan will be used to??
?BUY STOCK TO REPLENISH FOR BUSY SUMMER. ALSO TO ENHANCE SALES AT SECOND LOCATION
My financial situation:
I am a good candidate for this loan because?
I AM ON TWO OF THE MOST TRAVELED HIGHWAYS WITH UNIQUE AND TASTY PRODUCTS.
Monthly net income: $
ROUGHLY 20000 PER MONTH
Monthly expenses: $
??Housing: $ 3000
??Insurance: $ 90
??Car expenses: $ 367
??Utilities: $ 1200
??Phone, cable, internet: $?72
??Food, entertainment: $?500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$176.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1988	Debt/Income ratio:	10%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 3	Length of status:	9y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	31	Occupation:	Clerical
Now delinquent:	7	Revolving credit balance:	$3,377	Stated income:	$50,000-$74,999
Amount delinquent:	$827	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	13
Screen name:	kind-dime-gyration	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off 2009 Taxes
Purpose of loan:
This loan will be used to? Pay Off 2009 Taxes

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3,320.00

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $?850.00
??Car expenses: $ 390.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $
??Credit cards and other loans: $?2,800.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.02%	Starting borrower rate/APR:	30.02% / 34.05%	Starting monthly payment:	$42.46

Auction yield range:	11.04% - 29.02%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	1%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	4y 0m
Credit score:	660-679 (Mar-2010)	Total credit lines:	14	Occupation:	Skilled Labor
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$1,565	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	eloquent-exchange	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help
Purpose of loan:
This loan will be used to? repair damage to my car from driver that hit my car while I was working and car was parked in garage.? hit and run.? I have to pay to repair the damage as well as buy a laptop for my college classes.? am in?school to be electrical engineer.

My financial situation:
I am a good candidate for this loan because? I am employeed full time, in college full time and have few expenses

Monthly net income: $ 2500.00 after taxes

Monthly expenses: $
??Housing: $ 250
??Insurance: $ 120
??Car expenses: $ 200?
??Utilities: $ 100
??Phone, cable, internet: $ phone 120, internet 50?
??Food, entertainment: $? 200
??Clothing, household expenses $? 0
??Credit cards and other loans: $? one credit card at 500, secured car for rebuilding credit,?use it to buy gas only and keep use to under 20%
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1990	Debt/Income ratio:	95%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	7y 11m
Credit score:	720-739 (Mar-2010)	Total credit lines:	46	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$20,625	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-community-kingdom	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Inventory
Purpose of loan:
This loan will be used to? help assist me with running the business of my?dreams.? I am opening a 24 fitness?franchise and have over 10 yr experience in the business. I have?managed a fitness facility with a multimillion dolllar budget and have full confidence in my managment and sales experience in the fitness field to drive membership sales and build a solid member base.? I plan on holding a membership presale?before the business opens to build a base.? I have attained a?6 month?rent abatement so that i can build my business cash flow.? This will allow?me to build a solid credit base?with lenders and begin installements on a regular basis.?

My financial situation:
I am a good candidate for this loan because I have outstanding credit and a strong credit history.? My business, fitness and educational experience in the field I am going into allow me to establish a solid financial foundation to build on.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$655.98

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1992	Debt/Income ratio:	61%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 16	Length of status:	3y 4m
Credit score:	680-699 (Mar-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$47,555	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fair-gold7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay?off my high intrest credit cards, I have been paying monthly payments to these cards and the balance never seem to go down.? With this loan I will have a pay off date that I can look forward too and rid myself of these credit cards.

My financial situation:
I am a good candidate for this loan because I have always honored my obligation to my lenders and creditors, I always pay my bills first before anything else.?

Monthly net income: $
My monthly net income from my DHS job is $2600.00 and my monthly net income from military retirement is $1843.00.
Monthly expenses: $
??Housing: $ 1220.00
??Insurance: $200
??Car expenses: $ 400
??Utilities: $ 300
??Phone, cable, internet: $ 250
??Food, entertainment: $ 100
??Clothing, household expenses $ 300
??Credit cards and other loans: $?2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	11 / 9	Length of status:	17y 7m
Credit score:	760-779 (Mar-2010)	Total credit lines:	23	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$4,376	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	leverage-accruer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion loan
Purpose of loan:
This loan will be used to install an in house coffee roaster to reduce costs and also be an attraction at my cafe. I own this Cafe/coffee shop outright and it? is located in a historic district which caters to antique shoppers. It seats between 50-60 people and is located in a building built in the late 1800's. I acquired this business one year ago and have brought it to a profitable position in that short time.The roaster will also provide additional revenue stream as we will be able to provide private label coffees for other local businesses.

I am a good candidate for this loan because I have created and sold many successful businesses over the last 20 years. I am also a lender here on Prosper and understand the need to make this a great experience for everyone.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.69%	Starting borrower rate/APR:	23.69% / 25.98%	Starting monthly payment:	$195.35

Auction yield range:	8.04% - 22.69%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2005	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	2y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	7	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$7,642	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rumbler1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Wedding Debt
Purpose of loan:
This loan will be used to pay of debt I acquired from my wedding and 2 credit cards.

My financial situation:
I am a good candidate for this loan because I have good job time, steady income, and great credit history!

Monthly net income: $1500.00?

Monthly expenses: $
?? Housing: $0
? Insurance: $0
??Car expenses: $70.00
? Utilities: $100.0
? Phone, cable, internet: $30.00?
??Credit cards and other loans: $530.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	7y 0m
Credit score:	640-659 (Mar-2010)	Total credit lines:	15	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$11,356	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	wise-dinero-cymbal	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business - Inventory
New Business:
This loan will be used to add more inventory in my new business.

My financial situation: I have very recently spent over 60K of my own money to start a new business however I am well supported as I have a decent monthly income coming in from a business in which I am silent partner.
I am a good candidate for this loan because: I am never late on payments of any kind. I am very able to save up funds and I have decent amount of money coming in from a side business.

Monthly net income: $ 4500

Monthly expenses: $ 1700
??Housing: $700
??Insurance: $84
??Car expenses: $0
??Utilities: $100
??Phone, cable, internet: $150
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	74%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 8	Length of status:	0y 5m
Credit score:	660-679 (Feb-2010)	Total credit lines:	31	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$13,225	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	tbarne18	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving to Baltimore For Law School
I am attending the University of Baltimore School of Law beginning this Fall. I am moving to Baltimore from Atlanta with my girlfriend of four years who has her Masters Degree in Communication Disorders and is an elementary school speech therapist.

I have scholarships, financial aid, and loans lined up, but unfortunately, those don't kick in until August and we need to relocate in early June.

This loan will cover our moving expenses, apartment security deposit, and other initial expenses. Kim's employer will reimburse our moving expenses once we submit our receipts and I will pay back the remainder of the loan once my financial aid comes through in mid-August.

Budget:

16" Moving Truck and Trailer $400
Gas $200
Moving Help $300
Security Deposit $800
Utility Deposits $200
Law School Seat Deposit $300
Law School Books $500
Miscellaneous $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	32%
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	16 / 14	Length of status:	6y 6m
Credit score:	600-619 (Mar-2010)	Total credit lines:	41	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$7,198	Stated income:	$50,000-$74,999
Amount delinquent:	$737	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jopeters41	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 90% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	2 ( 10% )	600-619 (Nov-2009) 620-639 (Aug-2009) 600-619 (May-2008) 660-679 (May-2007)
Principal balance:	$816.22	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
"Help needed to see Grandmother"
Purpose of loan:
I?am seeking a small loan to pay for airline tickets for my wife and daughter to see their Grandmother, who?s health is failing and not expected to live much longer.? We live in Alaska and grandmother lives in Tennessee.?

We currently have a small loan with Prosper and have a good payment history.? Your help with funding this loan would greatly be appreciated.??

My financial situation:
My wife and I have worked full-time for the same company for the last 6 ? years

Monthly household net income:? $8000

Monthly expenses:? $5980??

Housing: $ 1700
Insurance: $ 185
Car expenses: $ 1000??
Utilities: $ 550??
Phone, cable, internet: $ 400??
Food, entertainment: $ 1250??
Credit cards and other loans: $ 895??
----------------------------------------------------??
Income ????????$8000
Expenses (-) $5980????????????????????
????????????????? -----------?????????????????
??????????????? ?= $2020
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.27%	Starting borrower rate/APR:	7.27% / 7.61%	Starting monthly payment:	$93.00

Auction yield range:	3.04% - 6.27%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1979	Debt/Income ratio:	6%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	7y 0m
Credit score:	760-779 (Mar-2010)	Total credit lines:	27	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$44,685	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	basis-meadow1	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt/lower interest rates
Purpose of loan:
This loan will be used to? pay off two loans and lower interest rates

My financial situation:
I am a good candidate for this loan because?I have great pay record, good credit score, steady job!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	3y 8m
Credit score:	680-699 (Mar-2010)	Total credit lines:	5	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	moola-poblano	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Room Addition for sick son
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 300.00????????
??Insurance: $ 40.00
??Car expenses: $ 0.00
??Utilities: $?160.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 0.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	54%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	5y 10m
Credit score:	700-719 (Mar-2010)	Total credit lines:	18	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$17,518	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	entertaining-openness	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$332.33

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 12	Length of status:	2y 5m
Credit score:	720-739 (Mar-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$59,505	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	repayment-hyperdrive1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower Interest rates
Purpose of loan:
Consolidate higher rated credit card debt.
My financial situation:
I am a good candidate for this loan because I have no late payments at all.? I desire to improve debt ratio faster by lowering interest rates.?? I also want to improve debt ratio so that I can later obtain more favorable rates to refinance house.??? I have a stable job as a Property?Manager?with little danger of unemployment.? I have owned my current house?since June of 2004 and the house before that from 1989 through 2004.? I have lived in Maryland since 1986 after graduating from College
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$250.69

Auction yield range:	3.04% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	1y 4m
Credit score:	820-839 (Mar-2010)	Total credit lines:	21	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$6,343	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	piccolo793	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards once for all
Purpose of loan:
Eliminate high interest rate credit cards and lower my overall debt.

My financial situation:
My credit card debt came about in college years.
I have been a responsible user but some expenses need to be financed and if you are an independent young man with limited income, although working full time and going to school full time, you unfortunately end up with some debt.
I have been working for Fifth Third Bank for about 15 months. I was working for Guaranty Bank for 5 years prior to that.
I have not been unemployed, thank god, through out my work history and bills have all been paid on time.
I am a hard working manager that is thriving to move up the corporate ladder.

Thank you for your time and attention.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$344.98

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	3y 9m
Credit score:	740-759 (Mar-2010)	Total credit lines:	10	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$9,111	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	supplier	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC Debt - military credibility
Purpose of loan:
- Paying off credit card debt accumuluted due to repairs/remodelling of a recently purchased foreclosure.
- Expecting?~12% annually on Prosper, so don't get fierce bidding on my loan and lower your returns... ;)

My financial situation:
- Enlistee in USAF. Currently E-4, soon to be E-5 with 2+ years left on the contract. Steady, verifyable income.
- Monthly take-home income ~$2,900, expenses - ~$1,800. Disposable income ~1,100.
- Planned to pay this off in under 12 months either way but don't wanna be taken advantage of by the CC companies with ~28%. Would rather pay my fellow investors on Prosper. BTW, I'm invested with Prosper myself.

Guaranteed return!!!

Thank you for bidding and feel free to ask any questions!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$316.35

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1985	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	2y 8m
Credit score:	740-759 (Mar-2010)	Total credit lines:	25	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$28,397	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ColoradoJim	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-739 (Aug-2008) 680-699 (May-2007)
Principal balance:	$3,783.67	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Debt Elimination Loan
Purpose of loan:
The purpose of this loan is to continue my debt-elimination plan by transferring all debt from a single high-interest rate credit card (CapitalOne) to a Prosper loan. The money I save in interest payments to CapOne will be applied to paying off remaining credit card debt until all of my credit card debt is eliminated.

My financial situation:
My monthly cash flow is positive after paying all expenses. I have a monthly budget in place and track all income and expenses via Quicken. As a business analyst/software developer employed by a major healthcare organization with $7 billion in assets, I continue to be gainfully employed in an industry that is projected to grow annually into the future.

Monthly net income: $ 4668
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	6.04%	Starting borrower rate/APR:	7.04% / 9.11%	Starting monthly payment:	$139.03

Auction yield range:	6.04% - 6.04%	Estimated loss impact:	5.08%
Lender servicing fee:	1.00%	Estimated return:	0.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 10	Length of status:	4y 2m
Credit score:	760-779 (Mar-2010)	Total credit lines:	40	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$41,026	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	powerful-fairness	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt
Purpose of loan:
This loan will be used to pay off my Bank of America credit card which currently has a promotional rate that will expire in April.

My financial situation:
I am a good candidate for this loan because I have a great job that pays all the bills.? I have regular bi-weekly checks. I have never missed a mortgage payment, credit card bill, utility bill, or medical bill. I strive to pay ahead of the due date. I have an emergency fund that I occasionally tap into and replenish when needed (a la Dave Ramsey)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,350.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$649.14

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1981	Debt/Income ratio:	14%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 15	Length of status:	0y 10m
Credit score:	720-739 (Mar-2010)	Total credit lines:	44	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$17,188	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	attractive-auction	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Good Riddance Credit Cards
Purpose of loan:
This loan will be used to consolidate my up-to-date and totally current credit card debt; although no changes have affected my accounts (the 30% interest thing has not happened here), I have counseled too many clients who can conceivably NEVER LIVE LONG ENOUGH to pay off their debts.??In a way, I am protesting this cruelty, and I am paying off all credit accounts, using them only for necessities of travel and entertainment. I am sorry to say that we allowed such enslavement to occur to good people.? Peer to peer lending is our way of slowly getting freedom back, family by family.

My financial situation:
I?am a good candidate for this loan because my law practice is active and I love my work.?I am?earning more than $200k per year, and I am on track to assist more people and to help more companies achieve their goals than in previous years.??I am dedicating a minimum of $300 per pay period to others who will similarly take charge and toss credit card revolving debt to the curb.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1987	Debt/Income ratio:	16%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	9y 5m
Credit score:	700-719 (Mar-2010)	Total credit lines:	21	Occupation:	Engineer - Electric...
Now delinquent:	1	Revolving credit balance:	$27,173	Stated income:	$50,000-$74,999
Amount delinquent:	$256	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	generosity-upholder5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest loan/cred.
Purpose of loan:
This loan will be used to pay off debt accumulated while my wife returned to school and remodeling home. Would like to have one lower interest payment to make as opposed to 5.

My financial situation:
I am a good candidate for this loan because?we are now a two income family-new to us-but can live off of one.?I have investments that could be liquadated if neccesary.?

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $?1,200.00
??Insurance: $ 100.00
??Car expenses: $?only pay cash for cars.
??Utilities: $ 400.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 1,200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1.100.00
??Other expenses: $ misc,, children, unexpected expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	25%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	12y 0m
Credit score:	660-679 (Mar-2010)	Total credit lines:	55	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$1,896	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	1/ 3	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	organized-dinero0	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal use
Purpose of loan:
This loan will be used to? pay off bills

My financial situation:
I am a good candidate for this loan because? I will pay you back.

Monthly net income: $5,000

Monthly expenses: $
??Housing: $ 1,000.00
??Insurance: $ 200.00
??Car expenses: $ 400.00

??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	25%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 7	Length of status:	17y 7m
Credit score:	700-719 (Feb-2010)	Total credit lines:	52	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$364	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Larraybee	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Debt Consolidation
Purpose of loan:
This loan will be used for debt consolidaton

My financial situation:
I need the loan for debt consolidation. I? have a very good history or repaying my debts, as I have never failed to repay a debt. The proceeds from the loan will be used in connection with other funds that I will receive (not a loan) to pay my debt. Now that my daughter has graduated from college, I no longer have her college expenses to pay. Finally, I have been employed with State Government since 1992 in a professional capacity and I have a very stable job. In addition, I have a part-time consulting firm, which will be an asset.??This loan will enable me to reduce my monthly debt?payment by $500.00.???
?Monthly net income: $ 3833.00

Monthly expenses: $
??Housing: $ 871.00
??Insurance: $ 150.00
??Car expenses: $ 200.
??Utilities: $ 140
??Phone, cable, internet: $ 89
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 992
??Other expenses: $ o

Monthly net income: $ 3833.00

Monthly expenses: $
??Housing: $ 871.00
??Insurance: $ 150.00
??Car expenses: $ 200.
??Utilities: $ 140
??Phone, cable, internet: $ 89
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 992
??Other expenses: $ o
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$922.73

Auction yield range:	8.04% - 18.50%	Estimated loss impact:	6.63%
Lender servicing fee:	1.00%	Estimated return:	11.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	10%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	0y 5m
Credit score:	820-839 (Mar-2010)	Total credit lines:	27	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$1,524	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nourishing-hope835	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
last bit needed to close deal
Purpose of loan:
I need this loan to?buy 13 rental properties and?I?am $24,000 short?to?close on these houses. I have the remainder of the money in cash, this is just the last bit I need to close the deal.

My financial situation:
I am a good candidate for this loan because with all the equity in?these properties, the?net cashflow comes up to about $3,000 a month.
I have an excellent job as a Global Director at a large corporation and have been in the same industry for 20 years.
I changed jobs last year because my family did not like the location where we lived.
I have always paid my debt to anyone and I intend to do so now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	19%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	2y 11m
Credit score:	640-659 (Mar-2010)	Total credit lines:	9	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$1,926	Stated income:	$25,000-$49,999
Amount delinquent:	$360	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	harmonious-rate1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating my debt
I will use this loan to pay off some payday loans and high balance credit cards.? These payday loans have just killed me and I really need to get out of debt.

My financial situation:? i am finally paying off all my old debt and i am down to 2 more bills that i would like to consolidate.??

Monthly net income: $ 1950? plus commission which is approximately 300-400 a month.

Monthly expenses: $
??Housing: $?300
??Insurance: $ 40
??Car expenses: $ 225
??Utilities: $ 100
??Phone, cable, internet: $ 160
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.74%	Starting monthly payment:	$36.15

Auction yield range:	8.04% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	0y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	16	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$35,535	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	courteous-p2p5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay you > pay Chase
My pitch:

1) My credit report shows that I have never been late on a payment. I absolutely will pay this loan off.
2) I would much rather pay you (peers) 17% interest plus a small cut to Prosper.com than Chase bank.
3) I make $105,000 per year (salaried), but I live in SF (sorry, San Francisco) and have a wife / 14-month-old boy at home so that is just enough to cover all the bills including credit payments.
4) I have ZERO gaps in my employment history since I graduated college in 1993, and enough skills to remain employed even in this economy.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	10y 6m
Credit score:	660-679 (Mar-2010)	Total credit lines:	37	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$49,962	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	spirited-treasure5	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seasonal Inventory
Purpose of loan:
This loan will be used to? purchase inventory for our summer location.

My financial situation:
I am a good candidate for this loan because? I have paid back every business debt I have incurred.For ten years my business has grown but struggled to have the cash flow needed to operate without incurring debt.I have taken a long hard look at the situation and made some drastic changes to turn things around.This included closing our year round locations; hence losing the majority of our revenues during this slow time.Being open year drained the profits from the lucrative peak seasons making it impossible to get ahead.The new plan: only be open during the peak selling seasons and promote and grow the e-commerce website.We have a summer location in a very busy lake area (, ) and a Christmas location in a mall (Empire Mall, ). I just need a helping hand to get through the few months.I can get the summer store open and profitable and use some of that cash to kick start the holiday season and I?ll be back on track.Thank you for considering my small business.

Monthly net income: $ varies greatly!? Revenues are as low as $2000 a month during the slow season and as high at $90,000 a month during the peak season.??
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Monthly net income: $ varies greatly!? Revenues are as low as $2000 a month during the slow season and as high at $90,000 a month during the peak season.??
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$220.91

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	15y 1m
Credit score:	840-859 (Feb-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,801	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	enticing-justice	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance my 4 wheeler loan
Purpose of loan:
It's really hard as a bartender to get a loan these days, no matter what your credit history.? I've built a house in which I have very substantial equity, but still couldn't get a home equity line of credit due to my inability on a W2 to prove what I make.? I wasn't even asked to show my bank statements (the one way I can prove it) so I'm left trying this out.? I've been paying off substantial debt ($6000 in the last 6 months) and want to be completely out of debt by the end of this year (excluding my mortgage of course) and will be even if I don't get this loan funded.? Basically I just want to save some money on interest making it a little easier.

My financial situation:
I am a good candidate for this loan because?I have a solid job where I've worked for 15 years, have savings of almost this amount but don't want to touch it for emergency purposes.? I have a great credit rating because I always pay off my debts.? Also, my wife will be working her job full time when her schooling is done this year.? I also have $80K-$100K in equity of my home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$325.55

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	81%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 8	Length of status:	5y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	20	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$24,214	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	intuitive-truth6	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off our property"
Purpose of loan:
This loan will be used to? we will be using this loan in order to take possession of the property we have owned for three years. The previous owner has been holding title and we had a great arrangement until June 2010, he will need the money we are requesting in full, due to his own personal hardships. Unfortunately we do not have it in liquid cash. We are planning to build our dream home for our family on the property when my husband's father retires in 5 or less years, maybe sooner, now that he has colon cancer. We are trying to keep this property in order for him to see his grandkids grow up in a small community and be close to them in his "golden years". We have tried just about everything to keep this property, but we owe $9K on it still, no one is in the field of lot loans due to the economy. We have tried everything from banks, to home equity lines of credit. But nothing has happened unfortunately.
My financial situation:
I am a good candidate for this loan because? my husband & I are very responsible adults, with two kids, and two full time jobs. We are not lazy; we pay all our bills on time, are never late, and have always paid back debts sooner than expected. We have many references available to anyone interested in our character & integrity.
Monthly net income: $ 4970
Monthly expenses: $ 3500
housing: $1367
Two other categories were erased: $300
expenses:?$250
phone, cable, internet: $ 130
food, entertainment: $ 300
clothing, household expenses $ 100
credit cards & other loans: $ 700 (this includes the current payment paid to the title owner, which we are trying to obtain possession of completely.)other expenses:?? $ 200 (school, car repairs, ect.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.35%	Starting monthly payment:	$491.08

Auction yield range:	3.04% - 10.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1982	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 17	Length of status:	16y 9m
Credit score:	840-859 (Feb-2010)	Total credit lines:	36	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$21,703	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	capital-force3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
shopkeeper seeks shop ownership
Purpose of loan:
This loan will be used to? pay out the current owner of a retail store located in a very desired neighborhood in San Francisco. It's been a successful retail store for over six years and I have been an employee for almost five; giving me full confidence to take over the business.? The business has been analyzed by an established financial consultant who advises this to be a low risk investment.? Five page business presentation available upon request including income statements, profit margins, and cash flows...

My financial situation:
I am a good candidate for this loan because I have a proven repayment record with no missed monthly payments on any current balances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$84.90

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1972	Debt/Income ratio:	33%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	6y 8m
Credit score:	660-679 (Mar-2010)	Total credit lines:	23	Occupation:	Administrative Assi...
Now delinquent:	3	Revolving credit balance:	$5,778	Stated income:	$25,000-$49,999
Amount delinquent:	$417	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	transaction-slingshot5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit cards/medical
Purpose of loan:
This loan will be used to?pay credit cards, medical bills?

My financial situation:
I am a good candidate for this loan because?even though I hit a rough spot due to a divorce, I?have always paid off loans/credit cards.?

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 715
??Insurance: $ 102
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $88
??Food, entertainment: $ 150
??Clothing, household expenses $150
??Credit cards and other loans: $ 400
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$380.54

Auction yield range:	8.04% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1988	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	2y 2m
Credit score:	780-799 (Mar-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$10,799	Stated income:	$50,000-$74,999
Amount delinquent:	$99	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-order-kingdom	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing second vehicle
Purpose of loan:
This loan will be used to purchase a 2005 Ford F150 Supercrew 4x4. I have used this truck for the past 2 years with work. Now that the lease is up on it, I have an opportunity to purchase it. However, I cannot secure an auto loan due to excessive miles. I know the truck and it?is in much better condition than many other vehicles--and the miles are all highway, mostly driven by me!

My financial situation:
My credit scores are in the fair to good range--660's, but reviewing the actual report shows ontime payments. While looking at just my income, my debt to income ratio is high, but this is mostly from joint accounts with my wife. Together we have a dti of under 34%. Her credit is somewhat weeker than mine but still in the 640's.?I will be glad to provide any additional information that may be helpful.
Information in the Description is not verified.